SCHEDULE 14C INFORMATION
                                Information Statement Pursuant to Section 14(c)
                                      of the Securities Exchange Act of 1934

Check the appropriate box:

     [x]  Preliminary  Information  Statement
[ ]  Confidential,  for Use of the
Commission Only (as permitted by Rule 14c-5(d)(2))

[  ] Definitive Information Statement

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                                              ARTHUR TREACHER'S, INC.
                   (Name of small business issuer as specified in its charter)

                           Utah                               341413104
        (State or other jurisdiction of    (I.R.S. Employer Identification No.)
         incorporation or organization)

                      7400 Baymeadows Way, Suite 300, Jacksonville, FL 32255
                                     (Address of principal executive offices)

                                                   ------------

                                                  (904) 739-1200
                                            (Issuer's telephone number)

                                                   ------------

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[  ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

         1)   Title of each class of securities to which transaction applies:
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         2)   Aggregate number of securities to which transaction applies:
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         3)   Per unit price or other underlying  value of transaction  computed pursuant to Exchange Act Rule 0-I I (Set forth the amount on which the filing fee is calculated and state how it was determined).

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         4)   Proposed maximum aggregate value of the transaction:
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         5)   Total fee paid:
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Dorm or Schedule and the date of its filing.

         1)   Amount Previously Paid:
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         2)   Form Schedule or Registration Statement No.:
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         3)   Filing Party:
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         4)   Date Filed:
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                                INFORMATION STATEMENT OF ARTHUR TREACHER'S, INC.

                         7400 Baymeadows Way, Suite 300, Jacksonville, FL 32255

I.   NOTICE OF ACTIONS TAKEN BY WRITTEN CONSENT OF SHAREHOLDERS

     This Information Statement is being furnished on behalf of the board of directors of Arthur Treacher's, Inc., a Utah corporation with principal offices at 7400 Baymeadows Way, Suite 300, Jacksonville, FL 32255 (the "Company"). The Company's telephone number is (904) 739-1200.

     This Information Statement is being provided to inform all nonconsenting shareholders of the corporate actions that were approved by the holders of a majority of the Company's capital stock, as of the close of business on May 1, 2000. Holders of 52% of the Company's 15,424,004 then-outstanding shares of common stock (8,040,470 shares), par value .01 ("Common Stock"), gave written consent to several corporate actions. This written consent was obtained pursuant to Section 16-10a-704, pertaining to action without a meeting of the Utah Revised Business Corporation Act, as amended.

     In order to eliminate the costs and management time involved in holding a special meeting and in order to effect an amendment to the Certificate of Incorporation (the "Amendment") as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority in the interest of the voting capital stock of the Company. Accordingly, the stockholders will not be asked to take action on the Amendment at any future meeting. No dissenters' or appraisal rights under Utah Law are afforded to the Company's stockholders as a result of the approval of the Amendment.

     This Information Statement is being provided pursuant to Rule 14C under the Securities Exchange Act of 1934, as amended requiring notice to be sent to the stockholders of the Company.

     The actions taken by means of the written consent consisted of the following: (a) The shareholders authorized the Company to amend its Articles of Incorporation by changing the Company's name to Digital Creative Development Corporation and (b) the shareholders approved an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's

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Common Stock,  $.01 par value from  25,000,000  to  75,000,000  and increase the number of authorized shares of the Company's Preferred Stock, $0.01 par value, from 2,000,000 to 10,000,000;

     For more information on each of the actions approved by the shareholders, see "Actions Taken Pursuant to the Written Consent" below. These actions were approved by holders of a majority of the Common Stock outstanding on May 1, 2000 and their written consent shall be effective 20 days after proper notice of these actions has been delivered to all nonconsenting shareholders.

     The Company is sending this Information Statement to all shareholders of record as of May 1, 2000 ("Record Shareholders") and we will begin mailing these materials on or about July 5, 2000. The effective date for these corporate actions will be July 25, 2000.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

II.  ACTIONS TAKEN PURSUANT TO THE WRITTEN CONSENT

     A. Approval of Change of Name. On May 1, 2000, a majority of the Company's shareholders consented to an amendment to the Company's Articles of
Incorporation changing the Company's name to Digital Creative Development Corporation. Of the 15,424,004 shares issued and outstanding on that date, shareholders owning 8,040,470 shares, or 52% of the outstanding Common Stock, voted to approve this name change. The Company will file an Amendment to its Certificate of Incorporation to change the name of the Company to "Digital Creative Development Corporation." The Company's name change will be effective on or about July 25, 2000. FOLLOWING THE EFFECTIVE DATE OF THE NAME CHANGE, THE COMPANY WILL NO LONGER REFER TO ITSELF AS "ARTHUR TREACHER'S, INC."

B. Approval of Amendment to the Certificate of Incorporation. On May 1, 2000, shareholders owning a majority of the Company's Common Stock approved, adopted, and ratified the Amendment to the Certificate of Incorporation as set forth and described below. Of the 15,424,004 shares issued and outstanding on that date, shareholders owning 8,040,470 shares, or 52% of the outstanding Common Stock, voted to approve the Amendment to the Certificate of Incorporation. This approval will be effective July 25, 2000. The Amendment to the Certificate of Incorporation is described as follows:

              The Board of Directors unanimously adopted a resolution declaring it advisable to amend the Company's Certificate of Incorporation to increase the number of shares of Authorized Common Stock and Preferred Stock. The amendment increases the number of authorized shares of Common Stock from 25,000,000 to 75,000,000 shares and the number of authorized shares of Preferred Stock from 2,000,000 to 10,000,000 shares. There are currently 15,424,004 shares of Common Stock and 506,100 shares of Preferred Stock outstanding. The Preferred Stock comprise of four classes, Series A, Series B, Series C and Series D.

              While the Board of Directors has not made any other specific arrangements which contemplate the issuance of additional shares of Common Stock or Preferred Stock, the Board deems it advisable to authorize for issuance a sufficient number of shares of Common Stock and Preferred Stock for proper corporate purposes and to enable the Company to take advantage of favorable opportunities which may arise in the future, including the raising of additional capital. At such time as the Company determines to issue additional shares of Common Stock or

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         Preferred  Stock,  the purpose of such  issuance  and the nature of any consideration that may be received therefor will be determined without further authorization or action by stockholders. The issuance of any additional shares of Common Stock or Preferred Stock may result in a dilution of the voting power of the holders of outstanding shares of Common Stock and their equity interest in the Company. Holders of Common Stock do not have pre-emptive rights.

              The increase in the number of shares of the Company's authorized Common Stock and Preferred Stock was effected by the approval and adoption by the Company's shareholders of the following resolution amending the Company's Certificate of Incorporation.

                  RESOLVED,  that the Company's  Certificate of Incorporation be amended by deleting the first paragraph of Article IV of the Certificate of Incorporation of the Company in its entirety and substituting in lieu thereof the following:

                           FOURTH:  The total number of shares of capital  stock
                  which the corporation shall have the authority to issue is 85,000,000 of which 10,000,000 shall be Preferred Stock, par value $0.01 per share, and 75,000,000 shall be Common Stock, par value $0.01 per share."


III.     PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of May 1, 2000, the number and percentage of shares of the Company's common stock owned beneficially, by class and on a combined basis, by (i) each current director, (ii) each executive officer, (iii) all executive officers and directors as a group, and (iv) each person who is known by us to own beneficially more than 5% of our common stock. Except as otherwise indicated, the beneficial owners listed in the table have sole voting and investment powers with respect to the shares.

     Name and Address of                                                                Percentage of
     Beneficial Owner(1)                             Shares Owned                       Beneficial Ownership

EFA International Fund B                             3,137,175                          20.3
     Sidumuli 28
     112 Reykjavik
     Iceland
Bruce R. Galloway (2)                                2,591,694                          15.3
Fred Knoll (3)                                       1,305,487                            8.2
     C/o Knoll Capital Management
     200 Park Avenue, Suite 3900
     New York, NY 10166
Magee Industrial
    Enterprises, Inc. (4)                            1,009,718                            6.2
     480 West 5th Street
     Bloomsburg, PA 19103-7395
Skuli Thorvaldsson (5)                                 959,086                            5.9



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(cont.)

     Name and Address of                                                                Percentage of
     Beneficial Owner(1)                             Shares Owned                       Beneficial Ownership

Evan Binn and Ronna Binn (6)                           811,458                            5.1
     Evan L. Binn, An Accounting Corp.
     7249 Hayvenhurst Ave., 2nd Floor
     Van Nuys, CA 91406-2848
NTS Financial Services Ltd. (7)                        789,458                            5.0
Donald Perlyn (8)                                        71,667                             .5
William Saculla (9)                                      71,242                             .5
Maurice Sonnenberg (10)                                  40,000                             .3

Officers and Directors as a Group                    5,850,634                                26%


Total Outstanding Shares                             15,424,004

Notes


(1) Unless otherwise stated, the address of each of the persons and entities listed is, care of the Company at 7400 Baymeadows Way, Suite 300, Jacksonville, FL 32255.

(2) Mr. Bruce R. Galloway is the Chairman of the Board of the Company. Includes warrants to purchase 380,000 shares of Common Stock at a purchase price of $1.00, which warrants are exercisable through May 31, 2001; (ii) warrants to purchase 250,000 shares of Common Stock which are exercisable at an exercise price of $1.00 per share through December 31, 2001; (iii) warrants to purchase 10,000 shares of Common Stock which are exercisable at an exercise price of $1.00 per share through March 27, 2002; (iv) warrants to purchase 10,000 shares of Common Stock at an exercise price of $1.00 per share through November 24, 2003; (v) a promissory note convertible to 89,080 shares of Common Stock at a conversion price of $.44 per share commencing May 10, 2000; (vi) warrants to purchase 72,000 shares of common stock at an exercise price of $.44 per share through May 10, 2004; (vii) warrants to purchase 175,000 shares of common stock at an exercise price of $.30 per share through September 30, 2004; (viii) warrants to purchase 83,333 shares of common stock at an exercise price of $.30 per share through October 21, 2004; (ix) warrants to purchase 65,789 shares of common stock at an exercise price of $.38 per share through December 1, 2004; (x) warrants to purchase 83,333 shares of common stock at an exercise price of $.60 per share through February 5, 2005; (xi) warrants to purchase 66, 211 shares of common stock at an exercise price of $.45 per share through July 10, 2004; (xii) warrants to purchase 23,702 shares of common stock at an exercise price of $.42 per share through August 10, 2004; (xiii) warrants to purchase 27,824 shares of common stock at an exercise price of $.36 per share through September 10, 2004. (xiv) warrants to purchase 40,000 shares of common

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     stock at an exercise price of $.25 per share through October 10, 2004; (xv)
     warrants to purchase 26,667 shares of common stock at an exercise price of $.375 per share through November 10, 2004; (xvi) warrants to purchase 26,667 shares of common stock at an exercise price of $.375 per share through December 10, 2004; (xvii) warrants to purchase 29,087 shares of common stock at an exercise price of $.34 per share through January 10, 2005; (xviii) warrants to purchase 26,667 shares of common stock at an exercise price of $.38 per share through February 10, 2005. Excludes (i) a promissory note convertible to 560,000 shares of Common Stock at a conversion price of $.21 per share on September 30, 2000; (ii) a promissory note convertible into 266,666 shares of Common Stock at a conversion price of $.21 per share on October 21, 2000; (iii) a promissory note convertible to 200,000 shares of Common Stock at a conversion price of $.28 per share on December 1, 2000; (iv) a promissory note convertible to 233,333 shares of Common Stock at a conversion price of $.24 per share on February 5, 2001.

(3) Includes warrants to purchase 10,000 shares of Common Stock at an exercise price of $1.00, which warrants are exercisable through March 27, 2002; (ii) warrants to purchase 10,000 shares of common stock at an exercise price of $1.00 through April 30, 2003; (iii) warrants to purchase 10,000 shares of common stock at an exercise price of $1.00 through November 24, 2003. The following notes and warrants are owned by Europa International Inc. Knoll Capital Management, Inc., is the investment manager for Europa. Mr. Knoll is the sole shareholder of Knoll Capital Management Inc. (I) Includes a promissory note convertible to 132,572 shares of Common Stock at a conversion price of $.44 per share on May 10, 2000; (ii) warrants to purchase 50,000 shares of common stock at an exercise price of $.44 per share through May 10, 2004; (iii) warrants to purchase 83,333, shares of common stock at an exercise price of $.30 per share through September 30, 2004; (iv) warrants to purchase 83,333 shares of common stock at an exercise price of $.30 per share through October 21, 2004; (v) warrants to purchase 83,333 shares of common stock at an exercise price of $.30 per share through February 5, 2005. Excludes a promissory note convertible to 266,666 shares of Common Stock at a conversion price of $.21 per share on September 30, 2000; (ii) a promissory note convertible to 266,666 shares of Common Stock at a conversion price of $.21 per share on October 21, 2000;
     (iii) a promissory note convertible to 233,333 shares of Common Stock at a conversion price of $.24 per share on February 5, 2001. Includes 156,250 shares of Common Stock owned by Europa International Inc.

(4) Gives effect to the conversion of 490,000 shares of Series B Preferred Stock into 765,625 shares of Common Stock for no additional consideration. Excludes 236,269 shares of Common Stock that Magee will receive on June 5, 2000 in lieu of note payment.

(5) Includes warrants to purchase 250,000 shares of Common Stock at a purchase price of $1.00, which warrants are exercisable through May 31, 2001; (ii) warrants to purchase 50,000 shares of Common Stock which are exercisable through January 9, 2002 at an exercise price of $1.00 per share (iii) warrants to purchase 10,000 shares of Common Stock which are exercisable at an exercise price of $1.00 per share through March 27, 2002, and (iv) warrants to purchase 10,000 shares of common stock at an exercise price of $1.00 through November 24, 2003; (v) a promissory note convertible to 159,086 shares of Common Stock at a

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     conversion  price  of $.44 per  share on May 10,  2000;  (vi)  warrants  to purchase 60,000 shares of common stock at an exercise price of $.44 per share through May 10, 2004;

(6) Includes warrants to purchase 50,000 shares of common stock owned by Mr. And Mrs. Binn and are exercisable at a price of $1.00 per share through May 31, 2001, (ii) warrants to purchase 10,000 shares of common stock at an exercise price of $1.00 through November 24, 2003 ; (iii) warrants to purchase 83,333, shares of common stock at an exercise price of $.30 per share through September 30, 2004; (iv) warrants to purchase 83,333 shares of common stock at an exercise price of $.30 per share through February 5, 2005. Excludes a promissory note convertible to 266,666 shares of Common Stock at a conversion price of $.21 per share on September 30, 2000; (ii) a promissory note convertible to 233,333 shares of Common Stock at a conversion price of $.24 per share on February 5, 2001.

(7) Includes warrants to purchase 140,000, shares of common stock at an exercise price of $.60 per share through September 30, 2004; (ii) warrants to purchase 83,333 shares of common stock at an exercise price of $.30 per share through October 21, 2004; (iii) warrants to purchase 65,789 shares of common stock at an exercise price of $.38 per share through January 10, 2005; (iv) warrants to purchase 83,333 shares of common stock at an exercise price of $.30 per share through February 5, 2005. Excludes a promissory note convertible to 448,000 shares of Common Stock at a conversion price of $.21 per share on September 30, 2000; (ii) a promissory note convertible to 266,666 shares of Common Stock at a conversion price of $.21 per share on October 21, 2000; (iii) a promissory note convertible to 200,000 shares of Common Stock at a conversion price of $.28 per share on January 5, 2001; (iv) a promissory note convertible to 233,333 shares of Common Stock at a conversion price of $.24 per share on February 5, 2001;

(8) Includes warrants to purchase 10,000 shares of common stock at an exercise price of $1.00 through November 24, 2003, and warrants to purchase 41,667 shares of common stock at an exercise price of $.30 per share through February 5, 2005. Excludes a promissory note convertible to 116,667 shares of Common Stock at a conversion price of $.24 per share on February 5, 2001,

(9) Mr. William Saculla is the President, Treasurer, and Secretary of the Company. Includes options to purchase 9,000 shares of Common Stock at a price of $1.00 per share through August 31, 2002. Does not include options which have been granted but have not vested to purchase 6,000 shares of Common Stock at a price of $1.00 per share. 20% of such options vest for a period of five years commencing September 1, 1999. Includes warrants to purchase 10,000 shares of common stock at an exercise price of $1.00 through November 24, 2003, and warrants to purchase 16,667 shares of common stock at an exercise price of $.30 per share through February 5, 2005. Excludes a promissory note convertible to 46,667 shares of Common Stock at a conversion price of $.24 per share on February 5, 2001.

(10) Includes warrants to purchase 10,000 shares of common stock at an exercise price of $1.00 through November 24, 2003.


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







     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                   /S/ Bruce Galloway, Chief Executive Officer

                                       Bruce Galloway, Chief Executive Officer

New York, New York
July 5, 2000







                                                         8